Exhibit 99.1
Merrill Lynch Global Power & Gas Leaders Conference Steve Ewing Vice Chairman September 26, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly reports on Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Form 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330.

DTE Energy's Investment Thesis 5-6% utility growth customer focused investment program 10-20% non-utility growth1 strong pipeline of opportunities stable balance sheet financial flexibility +5% dividend yield competitive and sustainable 9-10% overall earnings growth1 1 excluding synfuels

Stable Balance Sheet Metrics Provide Flexibility DTE Energy Funds from Operations/Debt 2004A 2005A 2006E 2007E 2008E 19 22 23 23 23 2 2 19% 22% 21-23% 23-25% DTE Energy Leverage* 2004A 2005A 2006E 2007E 2008E 23-25% 2004A 2005A 2006E 2007E 2008E 51 52 52 50 50 2 3 3 51% 52% 52-54% 50-53% 2004A 2005A 2006E 2007E 2008E 50-53% * Excludes securitization debt and MichCon short term borrowings

Our Sustainable Dividend is Very Competitive Industry Dividend Yield September 2006 PGN 0.054 ED 0.05 DTE 0.05 AEE 0.047 KSE 0.045 SO 0.045 NI 0.043 CNP 0.041 SCG 0.04 AEP 0.04 D 0.035 FPL 0.034 PEG 0.033 PCG 0.032 FE 0.032 PPL 0.031 ETR 0.028 EXC 0.026 TXU 0.025 EIX 0.025 CEG 0.025 SRE 0.024 CMS 0 DTE 5% Our current stable dividend is $2.06 per share annually Our dividend policy is based on underlying, long-term cash flows Temporary synfuel cash flows are not part of dividend considerations If our earnings increase as expected, our payout ratio will improve Dividend Payout Based on Illustrative Profile of Operating Earnings Excluding Synfuels 2006E 2007E 2008E 2009E 2010E

DTE Energy – Our Businesses

DTE Energy

Detroit Edison (Electric Utility)

- Customers: 2.2M
- Revenue: $4.5M
- Equity Base: ~$3.0B
- 11% Allowed ROE
- 11,000 MW owned generation

Key Topics

- Show Cause Settlement
- P.E.P.
- Environmental Investments

MichCon (Gas Utility)

- Customers: 1.3M
- Revenue: $2.1M
- Equity Base: ~$800M
- 11% Allowed ROE
- 11% of Midwest & Northeast Storage Capacity

Key Topics

- System Expansion
- Reg. Storage
- Pipeline Safety
- Uncollectible Tracker

Fuel Transportation & Marketing

- Gas Pipelines and Storage
- Coal Transportation
- Trading & Marketing

Key Topics

- Non-Utility Storage
- Vector Expansion
- Millennium Construction

Power & Industrial Projects

- Synfuels
- Coke Batteries
- On Site Projects
- Landfill Gas Recovery

Key Topics

- Synfuel Cash

Unconventional Gas

- Antrim Shale
- Barnett Shale

Key Topics

- 2006 Progress & Outlook

6

Recent Settlement of Show Cause Case Benefits Detroit Edison Strategic Benefits Financial Benefits Well-positioned to earn authorized 11% ROE in 2006 and 2007 Gained mechanism to reduce Electric Choice exposure Granted deferral and amortization of $200-250M in costs to achieve savings from ongoing restructuring effort Regulatory certainty Early settlement indicative of improving regulatory climate Partial rate deskewing

Performance Excellence Process Focused on Improving Service while Reducing Cost Increased Productivity and Reduced Costs Improved Customer Satisfaction We are on target to achieve our performance and savings goals Expect total savings of $50-100M for shareholders and customers in 2006, increasing to $250-350M in 2008 O&M savings of $30-70M expected in 2006, increasing to $200-250 in 2008 ~350 employees accepted first round of voluntary separation offers Improved reliability and fewer customer outages Technology and services

Detroit Edison Investment Program Includes $1B for Clean Air Act Compliance Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008 Unit 3 Scrubber ~$200M 2010 Units 1 and 2 Scrubbers ~$400M Post-2010 Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant ~2009 New construction Unit 3 SCR Unit 4 scrubber and infrastructure Construction is underway and on schedule 2006 expenditures projected at $200-250M ~$1,050M

DTE Energy

MichCon's Regulated Investments and Regulatory Progress

Distribution system expansion	New infrastructure to meet demand growth in W. Michigan ~ $75M capex	**On track** year end 2007 completion
Regulated gas storage expansion	Increase summer storage capacity by 17 Bcf ~ $75M capex	**On track** year end 2007 completion
Pipeline Safety Act compliance	Inspect 400 miles of high consequence area (HCA) pipe by 2012 and repair as necessary ~ $10-20M capex per year	**On track** 42 HCA miles inspected 2006 year-to-date
Uncollectible Tracker	Recover 90% of uncollectible expense above base level of expense contained in rates	**Implemented** May 2005

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Investment in Utilities Grows Potential Net Income by over $100M 2005 2006 2007 2008 2009 2010 250 460 460 230 215 190 225 185 280 265 260 * Assumes 11% authorized return on equity, reconciliation to GAAP reported earnings included in the appendix Utility Rate Base Investments Capital in Excess of Depreciation ($ millions) $250 2005 $460-685 2006E 2007E 2008E 2009E 2010E $460-645 $230-510 $215-480 $190-450 Note: Utility Deprec.& Amort. $550 $565-580 $590-605 $620-640 $635-670 $660-700 Potential Profile of Utility Earnings Growth* Operating Earnings ($ millions) 5-6% Average Annual Earnings Growth 2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 402 438 464 492 525 PEP Impacts 10 20 30 40 50 MichCon Rate Case Impacts 20 20 20 20 Deco Rate Case Impacts 20 40 40 $345 ~$525 ~$420

Non-Utility Investment Focused on Three Key Areas Shale gas production in the Antrim and Barnett Unconventional Gas Production Own and operate energy-related assets for large energy-intensive customers Store, transport and trade gas, electricity and coal Power & Industrial Projects Fuel Transportation & Marketing

2006 2007 2008 2009 Total AMT 400 400 600 970 580 Hedge 200 370 30 260 Production 160 Synfuels Expected to Produce ~$1B in Cash by Year End 2009 Even with No Future Production Expected Synfuel Cash Flow Assuming No Future Production 2006-2009 ($ millions) ~$400 2006E 2007E 2008E 2009E ~$200 ~$370 ~$30 ~$1,000 Total Tax Benefits Oil Hedge Proceeds Partner Payments ~ $1B of cash from synfuels regardless of oil prices $5.00 per share NPV at 8% discount rate Up to ~$300M in additional cash with full production in 4Q06 and all of 2007 Due to recent decline in oil prices, production has restarted at five facilities We will continue to manage cash and capital within balance sheet targets

Washington Storage Field Expansion 14 BCF Addition In service Apr 2006 DTE Investment $46M Gas Pipelines & Storage Expansion in service November 2007 DTE Investment of $27M Vector Pipeline Millennium Gas Storage 186 mile pipeline to New York City In Service November 2007 DTE Investment $176M

Power & Industrial Projects Landfill Gas On Site Projects Coke Batteries

Unconventional Gas Production

The Road to Fort Worth * Largest and lowest cost operator in Michigan 1960's 1970's 1990's 2000 2002 Development of Michigan storage assets Move into gathering and processing Development of Antrim Production* Investment in Coal Bed Methane Initial investment in Barnett Shale 2000 wells 100+ drilled per year CO2 processing KIF Our investment in the Barnett Shale is a natural extension of our historical involvement in natural gas storage, processing and production

Michigan Geology Stratigraphic Column Glacial Drift Coldwater Shale Bedford Shale ANTRIM SHALE (1940- present) Traverse Lime Detroit River Bass Islands Salina "F" Salt Salina "B" Salt Salina "A-2 Carb Niagaran Reef (1965-1990) Clinton Shale Prarie Du Chien (1990-1995) SURFACE SEA LEVEL -1000' -2000' -3000' -10000' 1990's Development of Antrim Production

Unconventional Gas has a Lower Risk Profile Conventional Exploration and Production (E&P) risk includes the exploration risk of finding the reservoir The location of unconventional formations are typically well known and can exist over a large area, reducing the exploration risk Unconventional formations act as source, reservoir and seal After a test well phase to prove the economic viability of a given area, unconventional resources can be developed on a large scale Gas "manufacturing" Unconventional Conventional 2000 Investment in Coal Bed Methane

Unconventional Resources Are Present Throughout The U.S. Coal Bed Methane Tight Sand Shale DTE presently operates in the Antrim Shale and the Barnett Shale Currently, resource plays are a strong destination for onshore capital DTE has deep historical experience (15+ years) with unconventional gas DTE continues to evaluate other unconventional gas opportunities 2002 Initial investment in Barnett Shale Barnett Antrim

Unconventional Gas Has a Clear Focus on Shale Production 291,000 acres 2,010 gross producing wells 338 Bcf proved reserves 35 Bcf probable reserves ~$320M invested capital 91,000 acres 95 gross producing wells 59 Bcf proved reserves 120 Bcf probable reserves ~$200M invested capital

Area of detail Antrim Shale DTE Acreage DTE CO2 Plants Goal Progress Drill 130 Wells Drilled 104 to date and expect to meet or exceed target Produce 22 Bcfe net On forecast to meet 100% reserve replacement On forecast to meet or exceed Drill 10 horizontal wells Drilled 7 horizontal wells to date Unconventional Gas: 2006 Antrim Shale Progress

Net Production Rate (mmcf/day) 59 Gross Producing Wells 2,010 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 335 35 338 373 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 79 214 12/31/05 1/1/05 Antrim Shale Operating Metrics 1,878 12/31/05 1/1/05 12/31/05 59 73 218 291 Unconventional Gas: 2006 Antrim Shale Progress Antrim Shale is a mature play Current drilling replaces production from declining wells Capital expenditures primarily consists of development and infill wells. Antrim production forward sold under $3/Mcfe legacy hedges by year: 2006 2007 2008 2009 2010 2011 91% 81% 65% 63% 63% 51% 370 35 293

Unconventional Gas: 2006 Barnett Shale Progress Goal Progress Drill 55 Wells Drilled 40 to date 6 rigs operating Produce 4.1 Bcfe net (~500% increase over 2005) On forecast to meet or exceed Increase proved reserves to 100 Bcfe by year end On forecast to meet or exceed Drill 4 additional test wells in southern area On track Bring gas to sales from previously unproven southern areas Currently producing 3 mmcfd in newly proved southern area, another area to begin production in Q3 Clay Zones of DTE Acreage 31,000 ac. 4,000 ac. 56,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area Western area

Net Production Rate (mmcf/day) 0 13 Gross Producing Wells 5 95 8/31/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 73 18 91 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 8/31/06 1/1/05 12/31/05 4 62 14 8/31/06 76 Production has increased substantially in 2006 Current production of ~13 mmcfd, 265% higher than year-end 2005 Approximately 8 mmcfd awaiting pipeline connections and expected to come on line in September Through Q2 we entered into a series of cash flow hedges Progress being made on proving southern acreage To date we have drilled 8 wells in 4 distinct areas of the southern acreage and all wells have been gas productive First production was established in Hill County and area is currently under development First Bosque County well will go to sales in Q3 Currently have one test well drilling in new area and 1-2 additional new area wells planned in 2006 Unconventional Gas: 2006 Barnett Shale Progress

Why Unconventional Gas Production Makes Sense for DTE Energy Extension of a core business skill Deep historical experience (15+ years) with unconventional gas Expertise acquired through the MCN Energy merger Premium Returns Targeted ROIC of 15-20% for new investment Manageable risk Active in lower risk plays, not pursuing conventional E&P Lock in created value through hedges Take advantage of E&P value curve Potential partial monetization

Debt & Equity Equity Monetization Or Financing Structures May Provide Benefits For Managing The Growth Of The Unconventional Gas Business Monetization and financial structures may provide benefits to DTE: Provide capital to reinvest in the business Manage the size of the E&P assets within DTE Alternatives may include hold, sell or partial monetization The preferred structure would enable DTE to maximize the benefits (growth and finance structure of the E&P cycle) Area Maturity (Time) Low High High Low Mature Stage Middle Stage Early Stage THE E&P "VALUE CURVE" 1 2 3 4 5 6 Debt & Equity Risk Entry Cost

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 5-6% per year while driving a customer focused investment program Our three non-utility businesses have opportunities to grow earnings and increase cash flow The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive, and as the payout ratio decreases, we are open to considering a dividend increase

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Unconventional Gas Production Valuation

DTE Energy

Antrim Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable	35	0.50-1.00
Proved	338	2.50-3.00

($ millions)	$850-1,050
Less: Cost of Legacy Hedges Based on $5 market to hedge price differential	(280)
Less: Allocated debt	(150)
Current Valuation	~$420-620
Current Per share valuation of	~$2.35-3.50

Barnett Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable*	120	1.50-2.50*
Proved	59	1.50-3.00

($ millions)	$270-480
Less: Allocated debt	(60)
Current Valuation	~$210-420
Current Per share valuation of	~$1.20-2.40

Does not assign any value to our sizable southern acreage

Substantial value has already been created in this business unit

* In northern and western counties, where reserves are well understood

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Reconciliation of 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. = $345 total utility operating earnings

Reconciliations In this release, DTE Energy discusses 2006 operating earnings guidance. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs and other charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010